April 15, 2010

The Dreyfus/Laurel Funds Trust
-Dreyfus International Bond Fund

Supplement to Statement of Additional Information (the “SAI”)
dated March 1, 2010

     Effective April 16, 2010, the following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements-Portfolio Management”:

     David C. Leduc serves as the Fund’s primary portfolio manager. Brendan Murphy is an additional portfolio manager of the Fund.